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                                  EXHIBIT 17


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                                 IRENE C. GRECO
                               73-61 260TH STREET
                            GLEN OAKS, NEW YORK 11004






                                               March 3, 1997


Board of Directors
Financial Federal Savings Bank
42-25 Queens Boulevard
Long Island City, New York  11104

Gentlemen:

      I am writing to advise you that in order to pursue other business interests, I hereby resign from the employ of Financial Federal Savings Bank effective immediately, and I am also resigning effective immediately as an Officer of Financial Federal Savings Bank. I am also resigning my positions as an Officer and/or Director of all affiliates and subsidiaries of Financial Federal Savings Bank, including without limitation from my position as President and Chief Executive Officer of Finfed Development Corporation, my positions as Director, Executive Vice President and Chief Operating Officer of Finfed Funding Limited and my positions as President and Chief Executive Officer of FS Agency, Incorporated.


                                              Very truly yours,

                                              /s/ Irene C. Greco

                                              Irene C. Greco



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                                 IRENE C. GRECO
                               73-61 260TH STREET
                            GLEN OAKS, NEW YORK 11004






                                               March 3, 1997


Board of Directors
Financial Bancorp, Inc.
42-25 Queens Boulevard
Long Island City, New York  11104

Gentlemen:

      I am writing to advise you that in order to pursue other business interests, I hereby resign from the employ of Financial Bancorp, Inc. effective immediately, and I am also resigning effective immediately as an Officer of Financial Bancorp, Inc. I am also resigning my positions as an Officer and/or Director of all affiliates and subsidiaries of Financial Bancorp, Inc., including without limitation from my positions as President and Chief Executive Officer of Finfed Development Corporation, my positions as Director, Executive Vice President and Chief Operating Officer of Finfed Funding Limited and my positions as President and Chief Executive Officer of FS Agency, Incorporated.



                                              Very truly yours,

                                              /s/ Irene C. Greco

                                              Irene C. Greco